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                                                                   Exhibit 10.10

KOGER

                                     LEASE

THIS LEASE AGREEMENT, dated 11-17, 1992, by and between KOGER MANAGEMENT, INC., Florida Corporation (the "Manager") as agent for the undersigned owner (the "Lessor"), with its principal office at 3986 Boulevard Center Drive, Jacksonville, Florida 32207, and ABRA CADABRA SOFTWARE*, a Corporation organized and existing under the laws of Virginia with its principal office at 888 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702, (the "Lessee").

                                   WITNESSETH:

1. BASIC LEASE PROVISIONS

A. Name of Building and Address:
   BAKER Building
   Koger Center ST. PETERSBURG
   County PINELLAS
   City ST. PETERSBURG State FL 33702

B. Tenant Address for Notices:
   888 Executive Center Drive W.
   Suite 300
   St. Petersburg, FL 33702

C. Manager & Lessor Addresses for Notices:
   Koger Management, Inc .
   Attention: General Manager
   877 Executive Center Drive W.
   Suite 100
   St. Petersburg, FL 33702

   With copy to Koger Management, Inc.
   3986 Boulevard Center Drive
   Jacksonville, Florida 32207


D. Lease Term: * Five (5) Years/* 60 months from Commencement Date.

E. Commencement Date: January 1, 1993 subject to Paragraph 3.

F. Expiration Date: Dec. 31, 1997.

G. Monthly Base Rent: $12,523.78, plus any sales or use taxes in the current amount of $876.66 for a total current monthly amount of $13,400.44.

H. Leased Area of the Premises 13,241 rentable square feet, which includes Lessee's share of common area facilities.

I. Suite Number(s): 300

J. Security Deposit: $13,400.44

K. Address for Payment of Rent:

KOGER EQUITY, INC.
Post Office Box 0860504
Orlando, Florida 32886-0504

NEITHER THIS LEASE NOR ANY MEMORANDUM OF THIS LEASE MAY BE RECORDED OR FILED FOR RECORD IN ANY PUBLIC RECORDS WITHOUT THE SEPARATE EXPRESS WRITTEN CONSENT, IN RECORDABLE FORM, OF THE LESSOR SIGNED ON BEHALF OF THE LESSOR BY THE PRESIDENT OR A SENIOR VICE PRESIDENT OF THE LESSOR.

2. LEASE OF PREMISES: The Lessor hereby leases to the Lessee and the Lessee hereby leases from the Lessor the premises (the "Premises") shown on Exhibit "A" which are or will be contained in the office building (the "Building") located at the address stated in Paragraph 1A, upon the terms and conditions contained in this Lease. For purposes of this Lease, "Center" shall mean the Center referred to in Paragraph 1A and all land, buildings, and improvements including the "Common Areas" (as defined in Paragraph 29) associated with the Building. The Leased Area of the Premises is as shown on Exhibit "A" and contains the Leased Area as stated in Paragraph 1H as designated in Paragraph 1I.

3. TERM: The term of this Lease (the "Term") shall commence on the date (the "Commencement Date") which is the earlier to occur of: the date stated in Paragraph 1E, or the date the Lessee first occupies all or part of the Premises. The Term shall expire on the date (the "Expiration Date") stated in Paragraph 1F unless sooner terminated as otherwise provided in this Lease or unless extended pursuant to Paragraph 26.

4. USE AND POSSESSION: It is understood that the Premises are to be used by the Lessee for general office purposes and for no other purpose without the prior written consent of the Lessor. The Lessee shall not occupy or use the Premises or permit the use or occupancy of the Premises for any purpose or in any manner which: (a) is unlawful or in violation of any applicable legal, governmental or quasi-governmental requirement, ordinance or rule; (b) may be dangerous to persons or property; (c) may invalidate any insurance policy held by the Lessor or increase the amount of premiums for any policy of insurance affecting the Building or the Center, and if any additional amounts of insurance premiums are so incurred, the Lessee shall pay to the Lessor the additional amounts on demand as Additional Rent, as provided in Paragraph 5; provided that such payment shall not authorize such use; (d) may create a nuisance or disturb any other tenant of the Building or the Center or the occupants of the neighboring property or injure the reputation of the Building or the Center; and (e) violates the Rules and Regulations of the Building as may from time to time be provided by the Manager (the "Rules and Regulations") or any restriction of record. The Lessor agrees to have the Premises completed and ready for possession on or before the Commencement Date, except as a result of strikes, insurrections, Acts of God and other casualties or unforeseen events beyond the control of the Lessor. The Lessee agrees to accept possession of the Premises within ten (10) days after the receipt of notice by the Lessor of completion if after the date specified in Paragraph 1E. The Lessee, at the expiration of the Term, shall deliver up the Premises in good repair and condition, except for damages beyond the control of the Lessee, reasonable use, and ordinary wear and tear.


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5. RENT: The Lessee agrees to pay to the Manager, as agent for the Lessor, at the address specified in Paragraph 1K, or at such other place designated, in writing, by the Manager or the Lessor, the base rent at the initial monthly rate stated in Paragraph 1G (the "Monthly Base Rent"), without any prior notice or demand and without any deduction whatsoever. The Monthly Base Rent is subject to adjustment pursuant to Paragraph 6, and as adjusted is called "Adjusted Monthly Base Rent". The Monthly Base Rent and the Adjusted Monthly Base Rent shall be paid monthly in advance on the first day of each month of the Term, except that the first installment of the Monthly Base Rent shall be paid by the Lessee to the Lessor prior to the Commencement Date. The Adjusted Monthly Base Rent shall be prorated for partial months within the Term. All charges, costs and sums required to be paid by the Lessee to the Lessor under this Lease, in addition to the Monthly Base Rent and the Adjusted Monthly Base Rent shall be considered additional rent ("Additional Rent"), and the Adjusted Monthly Base Rent and Additional Rent shall be collectively called the "Rent". The covenant of the Lessee to pay the Rent shall be independent of every other covenant in this Lease. All delinquent Rent shall bear interest at the maximum rate permitted by law or fifteen percent (15%) per annum, whichever is less, from the date due until paid.

6. RENT ADJUSTMENTS: The monthly base rent for each twelve (12) month period subsequent to the first complete twelve (12) month period occurring during the Term of this Lease or any renewal thereof shall be computed by multiplying the previous years monthly base rental by a factor of 1.035. The Lessor shall notify the Lessee of the amount of the Adjusted Monthly Base Rent, in writing, prior to the respective anniversary date if the rent adjustment occurs. The Lessee agrees to pay the Adjusted Monthly Base Rent, together with any applicable taxes as set forth in Paragraph 7, on the first date of each month for the following twelve
(12) month period of for those months remaining in the period after notification by the Lessor.

7. SALES AND USE TAX: In addition to the Rent and other amounts to be due to the Lessor under this Lease, the Lessee shall pay to the Lessor and the Lessor shall remit to the appropriate governmental authorities any sales, use, or other tax, excluding Federal or State income taxes, now or hereafter imposed upon rents, notwithstanding the fact that any statute, ordinance, enactment, or regulation may endeavor to impose any of those types of taxes on the Lessor.

8. NOTICES: For the purpose of any notice or demand under this Lease, the respective parties shall be served by overnight delivery, personal delivery, or certified or registered mail, return receipt requested, addressed to the Lessee at the address as set forth in Paragraph 1B and to the Lessor or the Manager at the address set forth in Paragraph 1C. Any notice shall be effective when delivered.

9. ORDINANCES AND REGULATIONS: The Lessee shall comply promptly, at the Lessee's sole cost and expense, with all present and future laws, ordinances, rules and regulations of any municipal, county, state, federal or other governmental authority and any bureau or department thereof, and of the Board of Fire Underwriters or any other body exercising similar functions, which may be applicable to the manner in which the Lessee shall use or occupy the Premises, and shall comply with the requirements of all policies of insurance at any time in force with respect to the Buildings in which the Premises are located. The Lessee agrees for itself and for its subtenants, employees, agents and invitees to comply with the Rules and Regulations. The Lessor agrees to comply promptly with all other such laws, ordinances, rules and regulations, including, but not limited to, those requiring repairs, alterations, changes or additions to the Building in which the Premises are located.

10. SIGNS: The Lessee shall not place any signs or other advertising matter or material on the exterior or on the interior of the Premises visible from any of the common areas of the Building or the Building or at any other location in the Center, without the prior written consent of the Manager. Any lettering or signs placed on the interior of the Building shall be for directional purposes only, and such signs and lettering shall be of a type, kind, character and description to be approved by the Manager in writing. Directional and identification signage provided by the Lessor shall consist of building standard lettering on the existing exterior monument, tenant entry door, and lobby directory.

11. SERVICES: The Lessor shall provide the following: heat and air conditioning in the Premises, during normal business hours (See Paragraph 4), to the extent necessary for the comfortable occupancy of the Premises under normal business operations and in the absence of the use of machines, equipment, or devices which affect the temperature otherwise maintained in the Premises; water from the regular Building fixtures for drinking, lavatory, and toilet purposes, customary cleaning, and janitorial services in the Premises Monday through Friday, excluding national holidays; customary cleaning, mowing, grounds keeping, and trash removal in the Common Areas; customary security services for the exterior of the Building; and electricity for normal business usage. Additional capacity or usage shall be provided at the option of the Lessor (reasonably exercised) and at the sole cost and expense of the Lessee as Additional Rent. The Lessor shall provide a reasonable amount of free parking for the employees and visitors of the Lessee on the parking areas adjacent to the Building. The Baker building provides 303 non-reserved parking space, or 5.1 spaces per net square foot. The Lessee agrees that the Lessor shall not be liable for damages or failure to furnish or delay in furnishing any service if attributable to any of the causes described in Paragraph 15, Paragraph 16, or as a result of Acts of God or events beyond the control of the Manager or the Lessor. No failure to delay resulting from the foregoing reasons shall be considered to be an eviction or disturbance of the Lessee's quiet enjoyment, use, or possession of the Premises.

If the Lessee shall require electrical current to operate equipment or machines, including heating, refrigeration, data processing (shall not include personal computers), punch card, or other machines or equipment using electrical current that will increase the amount of the electricity usually furnished by the Lessor for use in general office space, the Lessee will obtain the prior written approval of the Lessor and pay to the Lessor the additional direct expense incurred, including any installation or maintenance cost, as Additional Rent.

12. ALTERATIONS: The Lessee, by occupancy hereunder, accepts the Premises as being in good repair and condition and suitable for the Lessee's intended use of the Premises. The Lessee shall maintain the Premises and every part thereof in good repair and condition, damages by causes beyond the control of the Lessee, reasonable use, wear and tear excepted. The Lessee shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof. The Lessee shall not permit any lien or claim for lien of any mechanic, laborer, or supplier or any other lien to


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be filed against the Center, the Common Areas, the Building, the Premises, or
any part of such property arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of the Lessee.

13. QUIET ENJOYMENT: So long as the Lessee is not in default under this Lease, the Lessee shall be entitled to peaceful and quiet enjoyment of the Premises, subject to the terms of this Lease.

14. LESSOR'S RIGHT TO INSPECT AND DISPLAY: The Lessor shall have the right, at all reasonable times during the Term of this Lease, to enter the Premises for the purpose of examining or inspecting the Premises and of making any repairs or alterations as the Lessor shall deem necessary. The Lessor shall also have the right to enter the Premises at all reasonable hours for the purpose of displaying the Premises to prospective tenants during the ninety (90) day period prior to the Expiration Date of this Lease. During said ninety (90) day period Lessor shall provide tenant prior notice of intent to display the premises, Lessee's consent shall not be unreasonably withheld.

15. DESTRUCTION OF PREMISES: If the Premises, the Building, or the Center are rendered substantially untenantable by fire or other casualty, the Lessor may elect by giving the Lessee written notice within forty-five (45) days after the date of fire or casualty, either to: (a) terminate this Lease as of the date of the fire or other casualty; or (b) proceed to repair or restore the Premises, the Building, or the Center (other than the leasehold improvements and personal property installed by the Lessee), to substantially the same condition as existed immediately prior to the fire or casualty.

If the Lessor elects to proceed pursuant to Subparagraph (b) above, the Lessor's notice shall contain the Lessor's reasonable estimate of the time required to substantially complete the repair or restoration. If the estimate indicates that the time so required will exceed ninety (90) days from the date of the casualty and the Lessor does not make available to the Lessee for its use and occupancy other office space, substantially similar to the Premises and located in the Center, pursuant to Paragraph 22, then the Lessee shall have the right to terminate this Lease as of the date of such casualty by giving written notice to the Lessor not later than twenty (20) days after the date of the Lessor's notice. If the Lessor's estimate indicates that the repair or restoration can be substantially completed within ninety (90) days, or if the Lessee fails to exercise its right to terminate this Lease, this Lease shall remain in force and effect.

If either the Premises, the Building, or the Center is damaged by fire or other casualty but is not rendered substantially untenantable, then the Lessor shall diligently proceed to repair and restore the damaged portions thereof within a period not to exceed forty-five (45) days, other than the leasehold improvements and personal property installed by the Lessee, to substantially the same condition as existed immediately prior to such fire or other casualty, unless such damage occurs during the last twelve (12) months of the Term, in which event the Lessor shall have the right to terminate this Lease as of the date of such fire or other casualty by giving written notice to the Lessee within thirty
(30) days after the date of such fire or other casualty.

If all or part of the Premises are damaged by fire or other casualty and this Lease is not terminated, the Rent shall abate for all or part of the Premises which are untenantable on a per diem and proportionate area basis from the date of the fire or other casualty until the Lessor has substantially completed the repair and restoration work in the Premises which it is required to perform, provided, that as a result of such fire or other casualty, the Lessee does not occupy the portion of the Premises which are untenantable during such period.

16. CONDEMNATION: If all or part of the Premises, the Building, or the Center is permanently taken or condemned by any authority for any public use or purpose (including a deed given in lieu of condemnation), which renders the Premises substantially untenantable, this Lease shall terminate as of the date XXXX vests in such authority or at such time as the leased premises becomes untenantable and the Rent shall be apportioned as of such date.

If any part of the Premises, the Building, or the Center is taken or condemned for any public use or purpose (including a deed given in lieu of condemnation) and this Lease is not terminated, the Rent shall be equitably and fairly reduced for the period of such taking by an amount which bears the same ratio to the Rent then in effect as the number of square feet of Leased Area in the Premises so taken or condemned, if any, bears to the number of square feet of Leased Area specified in Paragraph 1H. The Lessor, upon receipt and to the extent of the award in condemnation or proceeds of sale, shall make necessary repairs and restorations (exclusive of leasehold improvements and personal property installed by the Lessee) to restore the Premises remaining to as near its former condition as circumstances will permit, and to the Building and the Center to the extent necessary to constitute the portion of same not so taken or condemned as complete. If said condemnation substantially prevents Lessee's ability to conduct business, Lessee shall have the option to terminate this lease.

The Lessor shall be entitled to receive the entire price or award from any such sale, taking or condemnation without any payment to the Lessee and the Lessee hereby assigns the Lessor the Lessee's interest, if any, in such award; provided however, the Lessee shall have the right separately to pursue against the condemning authority an award in respect of the loss, if any, to the leasehold improvements paid by the Lessee without any credit or allowance from the Lessor and for any loss for injury, damage or destruction of the Lessee's business resulting from such taking. Under no circumstances shall the Lessor seek or be entitled to any compensation for the value of its leasehold estate.

17. ASSIGNMENT AND SUBLEASE: Without the prior written consent of the Lessor, the Lessee shall not sublease the Premises, or assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Lease or the interest of the Lessee in this Lease, in whole or in part, by operation of law, court decree or otherwise. The consent of the Lessor to any sublease or assignment shall not be unreasonably withheld based upon the determination by the Lessor of the financial and or other suitability of the proposed sublessee or assignee. If the Lessee desires to assign this Lease or to enter into any sublease of the Premises, the Lessee shall deliver written notice of such intent to the Lessor, together with a copy of the proposed assignment or sublease at least thirty (30) days prior to the effective date of the proposed assignment or commencement date of the term of the proposed sublease. Any approved sublease shall be expressly subject to the terms and conditions of this Lease. In the event of any approved sublease or assignment, the Lessee shall not be released or discharged from any liability, whether past, present or future, under this Lease, including any renewal term of this Lease. For purposes of this Paragraph 17, an assignment shall be considered to include a change in the majority ownership or control of the Lessee if the Lessee is a partnership or a corporation whose shares of stock are not traded publicly.


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18. HOLDING OVER: It is further covenanted and agreed that if the Lessee, or any assignee or sublessee of the Lease, shall continue to occupy the Premises after the termination of this Lease (including a termination by notice under Paragraph 23 or Paragraph 26), without the prior written consent of the Lessor, such tenancy shall be a Tenancy of Sufferance. During the period of any hold over tenancy by the Lessee, or any assignee or sublessee, the Lessor or the Manager, by notice to the Lessee, may adjust the Adjusted Monthly Base Rent to an amount equal to one hundred and fifty percent (150%) of the Adjusted Monthly Base Rent for the last month of the Term for which rent is paid. Acceptance by the Lessor of any Rent after termination shall not constitute a renewal of this Lease or a consent to such hold over occupancy nor shall it waive the Lessor's right of re-entry or any other right contained in this Lease or provided by law.

19. SUBORDINATION AND ATTORNMENT: This Lease and the rights of the Lessee hereunder are expressly subject and subordinate to the lien and provisions of any mortgage, deed of trust, deed to secure debt, ground lease, assignment of leases, or other security instrument or operating agreement (collectively called a "Security Instrument") now or hereafter existing encumbering the Premises, the Building, the Center, or any part thereof, and all amendments, renewals, modifications and extensions of and to any such Security Instrument and to all advances made or hereafter to be made upon the security of such Security Instrument. The Lessee agrees to execute and deliver such further instruments, in such form as may reasonably be required by any holder of a proposed or existing Security Instrument, subordinating this Lease to the lien of any such Security Instrument as may be requested in writing by the Lessor or the Manager from time to time.

In the event of the foreclosure of any such Security Instrument by voluntary agreement or otherwise, or the commencement of any judicial action seeking such foreclosure, the Lessee, at the request of the then lessor, shall attorn to and recognize such mortgagee or purchaser in foreclosure as the Lessee's landlord under this Lease. The Lessee agrees to execute and deliver at any time upon request of such mortgagee, purchaser, or their successors, any instrument to further evidence such attornment in form acceptable to such person and Lessee.

The Lessee shall from time to time, upon not less than ten (10) days' prior written request by the Lessor or the Manager, deliver to the Lessor or the Manager a statement in writing certifying: that this Lease is unmodified and in full force and effect, or, if there have been modifications, that this Lease, as modified, is in full force and effect; the amount of each item of the Rent then payable under this Lease and the date to which the Rent has been paid; that the Lessor is not in default under this Lease or, if in default, a detailed description of such default; that the Lessee is or is not in possession of the Premises, as the case may be; and containing such other information and agreements as may be reasonably requested.

20. WAIVER AND INDEMNIFICATION: To the full extent permitted by law, the Lessee hereby releases and waives all claims against the Lessor, the Manager and their respective agents, employees, officers, directors, and independent contractors, for injury or damage to person, property or business sustained in or about the Center, the Building, or the Premises by the Lessee, its agents or employees other than damage caused by the negligence of the Lessor, the Manager or their respective agents or employees.

The Lessee agrees to indemnify and hold harmless the Lessor, the Manager and their respective agents and employees, from and against any and all liabilities, claims, demands, costs, and expenses of every kind and nature (including attorneys' fees), including those arising from any injury or damage to any person (including death), property or business sustained in or about the Premises, and resulting from the negligence or willful act or omission of the Lessee, its employees, agents, servants, invitees, licensees or subtenants, or resulting from the failure of the Lessee to perform its obligations under this Lease; provided, however, the Lessee's obligations under this section shall not apply to injury or damage resulting from the negligence or willful act of the Lessor, the Manager or their respective agents or employees.

The Lessor agrees to indemnify and hold harmless the Lessee and its respective agents and employees, from and against any and all liabilities, claims, demands, costs and expenses of every kind and nature (including attorney's fees), arising from any injury or damage to any person (including death), property or business sustained in or about the Building and resulting from the negligence or willful act or omission of the Lessor, its employees, agents or servants, or resulting from the failure of the Lessor to perform its obligations under this Lease; provided, however, the Lessor's obligations under this section shall not apply to injury or damage resulting from the negligence or willful act of the Lessee, or its agents or employees.

The Lessor and the Manager shall not be responsible or liable to the Lessee for any event, act or omission to the extent covered by insurance and maintained by the Lessee with respect to the Premises and its use and occupancy thereof (whether or not such insurance is actually obtained or maintained) and the proceeds of such other insurance as is obtained and maintained by the Lessee with respect to the Premises and to its use and occupancy thereof. At the request of the Lessor, the Lessee shall from time to time provide the Lessor with effective waivers of subrogation by its insurers for the benefit of the Lessor and the Manager, and their respective agents or employees, in a form satisfactory to the Lessor.

21. SURRENDER OF PREMISES: Upon the expiration or termination of this Lease or the termination of the Lessee's right of possession of the Premises, the Lessee shall surrender and vacate the Premises immediately and deliver possession thereof to the Lessor in a clean, good, and tenantable condition, except for damages beyond the control of the Lessee, reasonable use, and ordinary wear and tear. Any movable trade fixtures and personal property that may be removed from the Premises by the Lessee but which are not so removed upon the vacancy of the Premises by the Lessee shall be conclusively presumed to have been abandoned by the Lessee and title to such property shall pass to the Lessor without any payment or credit and the Lessor may, at its option and at the Lessee's expense, store and/or dispose of such property.


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23. EVENTS OF DEFAULT: Each of the following shall constitute an event of Rent default by the Lessee under this Lease: the Lessee fails to pay any installment within ten (10) days after the date on which the installment of Rent first becomes due; the Lessee fails to observe or perform any of the other covenants, conditions or provisions of this Lease and fails to cure such default within fifteen (15) days after written notice to the Lessee; the interest of the Lessee in this Lease is levied upon under execution of other legal process; a petition is filed by or against the Lessee to declare the Lessee bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Code, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify the Lessee's debts; the Lessee is declared insolvent by law or any assignment of the Lessee's property is made for the benefit of creditors; a receiver it appointed for the Lessee or the Lessee's property; or the Lessee abandons or vacates the premises or within such time as may be reasonable under the circumstances provided Lessee diligently commences and pursues action to cure such default. Upon the occurrence of an event of default by the Lessee under this Lease, the Lessor, at its option, without further notice or demand to the Lessee, may in addition to all other rights and remedies provided in this Lease, at law or in equity:

A. Terminate this Lease and the Lessee's right of possession of the Premises, and recover all damages to which the Lessor is entitled under law, specifically including, without limitation, all the Lessor's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions).

B. Terminate the Lessee's right of possession of the Premises without terminating this Lease, in which event the Lessor may, but shall not be obligated to, relet the Premises, or any part thereof for the account of the Lessee, for such rent and such term and upon such terms and conditions as are acceptable to the Lessor. For purposes of any reletting of the Premises, the Lessor is authorized to redecorate, repair, alter and improve the Premises to the extent reasonably necessary. Until the Lessor does not relet the Premises, the Lessee shall pay the Lessor monthly on the first day of every month during the period that Tenant's right of possession is terminated, a sum equal to the amount of Rent due under this Lease for such month (less any amount which the Lessor could have realized if the Lessor relet the premises to a reputable, credit-worthy substitute lessee procured by the Lessee and presented to the Lessor in writing, which substitute lessee was ready, willing and able to lease the Premises pursuant to the form of this Lease). If and when the Premises are relet and a sufficient sum is not realized from such reletting after payment of all the Lessor's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions) to satisfy the payment of Rent due under this Lease for any month, the Lessee shall pay to the Lessor any such deficiency monthly upon demand. The Lessee agrees that the Lessor may file suit to recover any sums due to the Lessor under this section from time to time and that such suit or recovery of any amount due the Lessor shall not be any defense to any subsequent actions brought for any amount not previously reduced to judgment in favor of the Lessor.

If the Lessor elects to terminate the Lessee's right to possession only without terminating this Lease, the Lessor may, at its option, enter into the Premises, remove the Lessee's signs and other evidences of tenancy, and take and hold possession thereof; provided, however, that such entry and possession shall not terminate this Lease or release the Lessee, in whole or in part, from the Lessee's obligation to pay the Rent reserved hereunder for the full Term or from any other obligation of the Lessee under this Lease.

The Lessee shall pay, upon demand, all costs and expenses, including attorneys' fees, incurred by the Lessor in enforcing the Lessee's obligations under this Lease or resulting from the Lessee's default under this Lease.

24. SUCCESSORS AND ASSIGNS: This Lease shall bind and inure to the benefit of the successors, assigns, executors, administrators, and legal representatives of the parties hereto. In the event of the sale, assignment, or transfer by the Lessor of its interest in the Building or in this Lease (other than a collateral assignment to secure a debt of the Lessor prior of enforcement) a successor in interest who expressly assumes the obligations of the Lessor hereunder, the Lessor shall thereupon be released or discharged from all of its covenants and obligations hereunder, except such obligations as the Lessor shall have accrued prior to any such sale, assignment or transfer; and the Lessee agrees to look solely to such successor in interest of the Lessor for performance of such obligations. Any securities or funds given by the Lessee to the Lessor to secure performance by the Lessee of its obligations hereunder may be assigned by the Lessor to such successor in interest of Lessor and, upon acknowledgment by such successor or receipt of such security and its assumption of the obligation to account for such security in accordance with the terms of the Lease, the Lessor shall be discharged from any further obligation relating thereto. The Lessor's assignment of the Lease or of any or all of its rights herein shall in no manner affect the Lessee's obligations hereunder. The Lessor shall have the right to freely sell, assign or otherwise transfer its interest in the Building and/or this Lease.

25. NON-WAIVER: No waiver of any covenant or condition of this Lease by either party shall be deemed to imply or constitute a further waiver of the same covenant or condition or any other covenant or condition of this Lease.

26. SECURITY DEPOSIT: As security for the performance of its obligations under this Lease, the Lessee upon its execution of this Lease has paid to the Lessor a security deposit (the "Security Deposit") in the amount stated in Paragraph 1J. The Security Deposit may be applied by the Lessor to cure or partially cure any default of the Lessee under this Lease, and upon notice by such Lessor of such application, the Lessee shall replenish the Security Deposit in full by promptly paying to the Lessor the amount so applied. The Lessor shall not pay any interest on the Security Deposit. The Security Deposit shall not be deemed an advance payment of rent or a measure of damages for any default by the Lessee under this Lease, nor shall it be a bar or defense to any


                                     5 of 6
action which the Lessor may at any time commence against the Lessee.

27. LIMITATION OF THE LESSOR'S LIABILITY: As used in this Lease, the term "Lessor" shall mean the entity herein named as such, and its successors and assigns. No person holding the Lessor's interest under this Lease (whether or not such person is named as the "Lessor") shall have any liability hereunder after such person ceases to hold such interest, except for any liability accruing hereunder while such person held such interest. Neither the Lessor nor any principal officer, employee, or partner (general or limited) of the Lessor shall have any personal liability under any provision of this Lease. If the Lessor defaults in the performance of any of the obligations under this Lease or otherwise, the Lessee shall look solely to the Lessor's assets, interest, and rights, and not to the assets, interest, or rights of any principal, officer, employee, or partner (general or limited), for satisfaction of the Lessee's remedies on account thereof.

28. COMMON AREAS: For purposes of this Lease "Common Areas" shall mean all areas, improvements, space, and equipment in or at the Center, provided by the Lessor for the common or joint use and benefit of tenants, customers, and other invitees.

29. MISCELLANEOUS: This Lease, the Exhibits and the Riders, if any, attached hereto contain the entire agreement between the Lessor and the Lessee and there are no other agreements, either oral or written. This Lease shall be modified or amended only by a writing signed by the Lessor and the Lessee and specifically referring to this Lease. The captions in this Lease are for convenience only and in no way define, limit, construe or describe the scope or intent of the provisions of this Lease. This Lease shall be construed in accordance with the laws of the state in which the Building is located. If any provision of this Lease or any amendment hereof is invalid or unenforceable in any instance, such validity or unenforceability shall not affect the validity or enforceablity of any other provision, or such provision in any circumstance not controlled by such determination.

30. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the applicable county public health unit.

31: RIDERS: All riders attached hereto and signed by the Lessor and Lessee shall be deemed to be a part hereof and hereby incorporated herein.

IN WITNESS WHEREOF, the Lessee and the Lessor have executed or caused to be executed this Lease as of the date set forth above.



                 ATTACHED ADDENDUM BECOMES A PART OF THIS LEASE.

Lessee:   ABRA CADABRA SOFTWARE, INC.         Lessor:  KOGER EQUITY, INC.

By: /s/ Jim Fletcher          (SEAL)          By: Koger Management, Inc.
   ---------------------------                as Agent for the Lessor


Title:   Chairman                             By: /s/ Signature
       -----------------------------             ------------------------------
       Its:                                      Vice President


Attest:                                       Attest:   /s/ J Dudley Bates
       -----------------------------                 --------------------------
       Its:

       (Corporate Seal)                           (Corporate Seal)

Signed and sealed in the                      Signed and sealed in the
presence of:                                  presence of:

(1) /s/ Christian R. Cupstein                 (1) /s/ Diana Gray
   --------------------------------               -----------------------------

(2) /s/ Jane J. Johnson                       (2) /s/ Priscilla Johnson
   --------------------------------               -----------------------------
As to the Lessee                              As to the Lessor


                                     6 of 6

                                ADDENDUM TO LEASE

                                  ABRA CADABRA

33. Rent Abatement: Lessee shall receive a total of five (5) months rental abatement distributed as follows:

               January 1993
               February 1993
               January 1994
               January 1995
               January 1996

34. Tenant Improvements: Lessor shall provide an initial tenant improvement allowance of $7.50 per rentable square foot leased, or $99,307.50 (13,241 rentable square feet). Lessee shall reimburse Lessor for improvement costs in excess of the $7.50 per rentable square foot allowance.

In the event the total cost of tenant improvements is less than $7.00 per rentable square foot leased, or $92,687.00, the remaining surplus, up to a $7.00 per rentable square foot ceiling, will be used to reimburse Lessee for reasonable out-of-pocket relocation cost.

Space planning and construction drawings are to be provided by Lessor exclusive of the tenant improvement allowance.

35. Option to Renew: Lessee shall have the Option to Renew this lease for one
(1) additional term of one (1) year, by providing Lessor one hundred-twenty
(120) days prior written notice. Rental payments for the one (1) year renewal term shall be at the rate of $13.48 per rentable square foot per annum plus applicable sales tax. The first months rent (January, 1998) of said renewal term shall be abated.

36. First Right of Refusal: Lessee shall have First Right of Refusal on all vacant space of the third floor of the Baker Building. Lessor shall provide Lessee prior written notice of its intent to lease all or a portion of said space. Lessee shall have ten (10) working days from date of notice to lease or reject said space. To exercise said option, Lessee must lease additional square footage equal to or greater in size than the square footage specified in Lessor's notice.

37. Expansion: In the event Lessee expands during the initial term of this lease, the rental rate for said expansion space shall be the per rentable square foot rate then prevailing for the initial space lease. Said expansion rental rate shall be escalated concurrent with the rate for the initial space leased.

ADDENDUM TO LEASE
ABRA CADABRA
PAGE TWO

Lessee shall receive a tenant improvement allowance on said expansion space equal to a prorated portion of $7.50 per expansion square foot leased, prorated for the remaining portion of the initial (5) year term, or more specifically , $.125 per rentable square foot per reaming month of initial lease term.

In the event Lessee requires expansion space occupied by another tenant, Lessor shall make a diligent, good faith effort the negotiate the relocation of said tenant. To secure said relocation, Lessee may be required to absorb the costs associated with the relocation of said tenant.

38. Interruption of Building Services: In the event the building services outlined in Paragraph 11 of this lease are interrupted, and said interruption causes all or a portion of the leased premises to become uninhabitable, Lessor shall diligently commence and pursue action to restore the interrupted services.

If said interruption is within the control of the Lessor, and Lessor does not restore said services within three (3) business days, or within such time as may be reasonable under the circumstances provided Lessor diligently commences and pursues action to restore said service without unreasonable delay, the rent shall be abated for the portion of the leased premises that is uninhabitable for the period of time said space is uninhabitable.

39. Early Occupancy: In the event Lessee occupies the leased premises prior to the commencement of this Lease Agreement, all terms and conditions of the lease will be in effect, except the monthly rental, which shall commence March 1, 1993 as outlined in the Lease Agreement (January 1993, February 1993 are abated).

40. After Hours HVAC: Lessor shall provide HVAC service to the leased premises 8:00 AM to 7:00 PM Monday through Friday, excluding national holidays. After hours HVAC for the hours of 8:00 AM to 1:00 PM on Saturdays will be invoiced at the rate of $5.00 per hour. HVAC for all hours other than those outlined above shall be invoiced at the rate of $10.00 per hour. In the event Lessee expands and said expansion results in increased HVAC capacity requirements, the after hours HVAC rate shall increase proportionately with the increased capacity requirement.


                                       ###

[KOGER LOGO]

                              RULES AND REGULATIONS

1. The Lessor may refuse admission to any Building outside of ordinary business hours to any person not known to any watchman, or security guard or not properly identified, and may require all persons admitted to or leaving any Building outside of ordinary business hours to register. Any person whose presence in any Building, or the Center at any time, shall in the judgment of the Lessor, be prejudicial to the safety, character, reputation and interests of any Building or its tenants may be denied access to any Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, the Lessor may prevent all access to any Building during the continuance of the same, by closing the doors or otherwise, for the safety of the Lessees, any Building and protection of property in any Building. The Lessor may require any person leaving any Building with any package or other object to exhibit a pass from the Lessee from whose Premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Lessor for the protection of any Lessee against the removal of property from the Premises of the Lessee. The Lessor shall in no way be liable to any Lessee for damages or loss arising from the admission, exclusion or ejection of any person to or from the Lessee's Premises or any Building under the provisions of this rule.

2. The Lessor reserves the right to exclude or expel from any Building any person who in the judgment of the Lessor is intoxicated or under the influence of liquor or drugs.

3. Lessees shall not do or permit anything to be done in their Premises or bring or keep anything therein which will in any way obstruct or interfere with the rights of other tenants, of do, or permit anything to be done in their Premises which shall, in the judgment of the Lessor or its Manager, in any other way injure or annoy them, or conflict with the laws relating to fire, or with the regulations of the fire department or with any insurance policy upon any Building or any part thereof or any contents therein or conflict with any of the Rules and Ordinances of the public building or health authorities.

4. All electrical equipment used by the Lessee shall be U.L. approved. Nothing shall be done or permitted in the Lessee's Premises, and nothing shall be brought into or kept in the Premises which would impair or interfere with any Building services or the proper and economic heating, cooling, cleaning or other servicing of any Building or the Premises.

5. Lessees shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business, in any Building. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into any Building or the Center. The Lessee shall not use any other method of heating other than that supplied by the Lessor.

6. Lessees shall give the Lessor prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities, or any part or appurtenance of their Premises.

7. Lessees shall use electric, gas and other forms of energy only from such sources of supply as is furnished by Lessor in any Building occupied by such Lessee.

8. All deliveries to any Building for or by any Lessee are to be made through the service entrance, if any, to any Building as designated by the Lessor, unless special permission is granted by the Lessor for the use of other Building entrances.

9. Furniture, equipment or supplies shall be moved in or out of any Building only upon the elevator designated by the Lessor and then only during such hours and in such manner as may be prescribed by the Lessor.

10. Should any Lessee desire to place in any Building any unusually heavy equipment, including, but not limited to, large files, safes, and electronic data processing equipment, it shall first obtain written approval of the Lessor to place such items within any Building, for the use of any Building elevators, and for the proposed location in which such equipment is to be installed. The Lessor shall have the power to prescribe the weight and position of any equipment that may exceed the weight load limits of any building structure, and may further require, at the Lessee's expense, the reinforcement of any flooring on which such equipment may be placed, and/or to have an engineer study performed to determine such weight and position of equipment, to determine added reinforcement required, and/ or determine whether or not such equipment can be safely placed within any Building.

11. Lessees shall not place additional locks or bolts or any kind upon any of the doors of their Premises and no lock on any door therein shall be changed or altered in any respect. Duplicate keys for the Lessee's Premises shall be procured only from the Lessor, which may make a reasonable charge therefor. Upon the termination of a Lessee's lease, all keys of the Premises shall be delivered to the Lessor.

12. Lessees shall not leave any refuse in the public hallways or other areas of any Building (excepting the Lessee's own Premises) for disposal.

THE KOGER CENTER                               ST. PETERSBURG
       an Office Community                     Between 4th and 9th Streets North
                                               at Gandy Boulevard


                                 BAKER BUILDING

                                  [FLOOR PLAN]

SUITE 300
ABRA CADABRA, INC.
13,241 RENTABLE SQ

                                  EXHIBIT "A"

[KOGER LETTERHEAD]

                                 LEASE AMENDMENT

THIS LEASE AGREEMENT, dated OCT 02 1995, by and between KOGER EQUITY, INC., a Florida Corporation ("Lessor") with its principal office at 3986 Boulevard Center Drive, Jacksonville, Florida 32207, and ABRA CADABRA SOFTWARE, INC., a Corporation organized and existing under the laws of the State of Virginia, with its principal office at 888 Executive Center Drive West, Suite 300, St. Petersburg, Fl 33702 ("Lessee"). The Lessee and the Lessor executed a Lease Agreement dated November 17, 1992, and amended 7/2/93, effective 7/1/95* for space designated as Suite 300, comprising approximately 19,415 square feet (as shown on Exhibit "A" attached), located at 888 Executive Center Drive West, City of St. Petersburg, county of Pinellas State of Florida. The parties hereto desire to alter and modify said Lease Agreement, effective December 1, 1995, as follows:

*and effective 8/1/1995

1. Increase square footage from 19,415 rentable square feet as shown on Exhibit "A".

2. Increase the monthly base rental from $20,947.17 to $25,824.43 plus $1,807.71 sales tax for a monthly total of $27,632.14.

3. Per Paragraph 37 of the Lease Agreement, Lessor shall provide tenant improvements up to an allowance of $3.00 per rentable expansion square foot leased or a total of $18,588.00.

4. Lessee shall reimburse Lessor for all costs directly related to the relocation of the current tenants of Suites 301 and 304 in the Baker Building. Said costs are to include the moving of office equipment, replacement of existing printed material and the construction of the relocation premises. Said costs are estimated at approximately $68,700.00. Lessee shall not be liable for any relocation costs that vary more than 10% from the quoted estimate.

Except as specifically amended and modified by this Lease Amendment, all other terms of the Lease and the Exhibits attached thereto remain in full force and effect.

IN WITNESS WHEREOF, the Lessee and the Lessor have executed or caused to be executed this Lease Amendment as of the date set forth above.

Lessee: ABRA CADABRA SOFTWARE, INC.          Lessee: KOGER EQUITY, INC.
        ----------------------------                ----------------------------
                                                    a Florida Corporation, Successor by merger

By:     /s/  MELODY RANELL         (SEAL)       By:  /s/  JAMES W. WALKER
        ----------------------------                ----------------------------
        Melody Ranell                                    JAMES W. WALKER

Title:   Treasurer                             Title: VICE PRESIDENT
        ----------------------------                ----------------------------

Attest: /s/ Shelley Rebach                     Attest: /s/ Mary Sue Wakeman
        ----------------------------                ----------------------------
  Its:   Secretary                             Its:
        ----------------------------                ----------------------------

  (Corporate Seal)                           (Corporate Seal)

Date:   8/25/95                                Date:   OCT 02 1995
        ----------------------------                ----------------------------

Signed and sealed in the presence of:         Signed and sealed in the presence of:


(1)     /s/ EILEEN M. ELLWORTH                (1)
        ----------------------------                ----------------------------

Print Name   Eileen M. Ellworth                Print Name:
        ----------------------------                      ----------------------

(2) /s/ SHIRLEY SPOTSWOOD LEWIS               (2)
                                                 -------------------------------

Print Name: Shirley Spotswood Lewis            Print Name:
        ----------------------------                      ----------------------
As to the Lessee                               As to the Lessor

THE KOGER CENTER                                            ST. PETERSBURG
       an Office Community                                  Baker Building
                                                            875 Centerview

                                  [FLOOR PLAN]

FIRST FLOOR

ABRA CADABRA
SECOND FLOOR

EXPANSION
6,196 RSF

ABRA CADABRA
19,415 RSF
(INCLUDING SECOND FLOOR)

THIRD FLOOR

                                  EXHIBIT "A"